Exhibit 99.1

FA EMAIL

Subject: CNL Growth Properties announces valuation results and new offering price

Email Distribution Date: 1/15/2014

FOR BROKER-DEALER USE ONLY.

Dear Financial Advisor:

On Jan. 14 2014, the board of directors of CNL Growth Properties, Inc. (the Company) approved the estimated net asset value (NAV) per share of the Company’s common stock to be $9.90 as of Dec. 31, 2013. The board of directors also established an offering price of $11.00 per share for the purchase of shares in the Company’s second offering. The estimated NAV per share and new offering price per share are effective Jan. 15, 2014.

•	In determining the estimated NAV per share, the Company engaged CBRE Capital Advisors, Inc. (CBRE Cap), a third-party independent valuation firm, to provide property level and aggregate valuation analyses of the Company and its investments and to provide a range for the estimated NAV. The valuation process used by the Company was designed to follow IPA Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, which was adopted by the IPA effective May 1, 2013.[1] The estimated NAV per share approved by the board of directors falls within the range of values provided by CBRE Cap.

•	The Company’s board of directors commenced a process in December 2013 to estimate the Company’s estimated NAV per share to, among other things, establish a regular, annual year-end schedule for determination of its NAV and provide existing investors and broker-dealers an indication of the estimated value of the Company’s shares based on its acquisitions to date and current portfolio of multifamily development properties. The Company anticipates it will update and announce its estimated NAV at least annually.

•	The Company mailed this letter to shareholders and will hold a webinar about the valuation for its shareholders and financial advisors on Jan. 22, 2014, at 3:00 p.m. ET. REGISTER for the webinar.

•	For your convenience, the Company has created a New Offering Price Operational Summary, which includes additional important information.

For more information, please read CNL Growth Properties’ current report on Form 8-K filed Jan. 15, 2014, with the U.S. Securities and Exchange Commission, or contact your CNL Securities Corp. representative at 866-650-0650.

Jeffrey R. Shafer, CFP®, ChFC®

President

CNL Securities Corp.

Member FINRA/SIPC

[1]	There is no assurance that the IPA Guidelines are acceptable to FINRA or under ERISA for compliance with reporting requirements.

FOR BROKER-DEALER USE ONLY. DISSEMINATION TO PROSPECTIVE OR CURRENT INVESTORS IS PROHIBITED. Broker-dealers are reminded that communications delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended. A prospectus relating to the common stock of the Company contains additional information, has been filed with the U.S. Securities and Exchange Commission, and is available for download at CNLGrowthProperties.com and at SEC.gov, or by calling 866-650-0650. This is not an offer to sell, nor a solicitation of an offer to buy shares of the Company. Only the Company’s prospectus makes such an offer. This piece must be read in conjunction with the prospectus, as supplemented, in order to understand fully all of the investment objectives, risks, charges and expenses associated with an investment in shares of the Company and must not be relied upon to make an investment decision.

This valuation represents the estimated value per share at one snapshot in time and will likely change over the Company’s lifecycle. The estimated NAV per share does not necessarily represent the amount an investor could expect to receive if the Company were to list its shares or liquidate its assets, now or in the future. The estimated NAV per share is only an estimate and is based on a number of assumptions and estimates which may not be complete. Throughout the valuation process the valuation committee, our advisor, senior members of management and CBRE Cap aligned the valuation methodologies to be consistent with real estate industry standards and best practices.

Investing in a non-traded real estate investment trust (REIT) is a higher risk, longer term investment and is not suitable for all investors. An investment in the REIT is subject to significant risks. These risks include limited operating history, reliance on the advisor and its affiliates, payment of substantial fees to the advisor and its affiliates, conflicts of interest, use of leverage, cumulative net losses, limited proceeds raised, limited number of investments, lack of portfolio diversification, dilution related to stock distributions, no guarantee of distributions, illiquidity, liquidation at less than the purchase price, and risks associated with the multifamily development real estate sector, as described in the Company’s prospectus, as supplemented, under “Risk Factor.”

New Offering Price Operational Summary

JAN. 15, 2014

FOR BROKER-DEALER USE ONLY.

On Jan. 15, 2014, CNL Growth Properties, Inc. (the Company) announced that its board of directors approved $9.90 as the estimated net asset value per share (NAV) of the Company’s common stock as of Dec. 31, 2013. The Company’s board of directors also approved an offering price of $11.00 per share for the purchase of shares of the Company’s common stock. Below is important information with respect to the submission of subscription agreements for the offering and other operational information upon such announcement.

IMPORTANT TERMS

•	Re-pricing Date – The Re-pricing Date is the date on which the Company announces the new offering price and, as such, the date on which the Company will begin offering shares at the new price.

•	Effective Time – The Effective Time of any change in the share offering price will be 3:00 p.m., CST, on the Re-pricing Date.

DEADLINES AND PROCESSES FOR SUBSCRIPTIONS

Offering price for subscriptions received prior to and up to the Effective Time (on or before 3:00 p.m. CST on Jan. 15, 2014)

•	The Company will offer shares of its common stock in the offering at the current price of $10.84 per share.

•	All subscriptions date-stamped as received in good order, including confirmed funding by DST Systems, Inc. (DST), the Company’s transfer agent, prior to and up to the Effective Time will be processed at $10.84 per share.

•	All subscriptions received, but not in good order, at the Effective Time will be processed at the Company’s new offering price when all requirements have been met.

Offering price for subscriptions received after the Effective Time (after 3:00 p.m. CST on Jan. 15, 2014)

•	The Company will offer shares of its common stock in the offering at the new offering price of $11.00.

•	Any subscriptions and/or funding date-stamped as received by DST after the Effective Time will be processed at the Company’s new offering price of $11.00.

New Offering Price Operational Summary

JAN. 15, 2014

Rescissions

•	Until 3:00 p.m. (CST) Jan. 31, 2014, the Company will offer investors whose subscription agreements are received by DST after 3:00 p.m. (CST) Jan. 15, 2014, the right to request the rescission of their purchases processed at the new offering price.

Distribution Reinvestment Plan

•	The Company has declared only stock distributions and, as such, no shares have been issued pursuant to its Amended Distribution Reinvestment Plan. The Amended Distribution Reinvestment Plan will remain inoperative until such time, if any, that cash distributions are declared. In the event the Company is not engaged in a public offering and its shares are not listed on a national securities exchange, the purchase price for shares will not be less than 95 percent of the estimated NAV of the shares, as of the reinvestment date.

Redemption Plan

•	Shares of common stock that have been held for at least one year may be submitted for redemption under the Company’s Amended and Restated Redemption Plan (Redemption Plan). The redemption price for eligible shares of common stock redeemed after Jan. 15, 2014, will be an amount equal to the estimated NAV as of the redemption date, or $9.90 per share, until next revised by the Company’s board of directors. The Company’s Redemption Plan is limited in the aggregate amount of shares redeemable and may be amended or canceled at any time. The Company is under no obligation to redeem any shares pursuant to the Redemption Plan.

Subscription Agreement

•	The current subscription agreement for the offering will not change as a result of this share re-pricing event (the current subscription agreement does not include a specific share price).

New Offering Price Operational Summary

JAN. 15, 2014

FOR BROKER-DEALER USE ONLY. DISSEMINATION TO PROSPECTIVE OR CURRENT INVESTORS IS PROHIBITED. Broker-dealers are reminded that communications delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended. A prospectus relating to the common stock of the Company contains additional information, has been filed with the U.S. Securities and Exchange Commission, and is available for download at CNLGrowthProperties.com and at SEC.gov, or by calling 866-650-0650. This is not an offer to sell, nor a solicitation of an offer to buy shares of the Company. Only the Company’s prospectus makes such an offer. This piece must be read in conjunction with the prospectus, as supplemented, in order to understand fully all of the investment objectives, risks, charges and expenses associated with an investment in shares of the Company and must not be relied upon to make an investment decision.

This valuation represents the estimated value per share at one snapshot in time and will likely change over the Company’s lifecycle. The estimated NAV per share does not necessarily represent the amount an investor could expect to receive if the Company were to list its shares or liquidate its assets, now or in the future. The estimated NAV per share is only an estimate and is based on a number of assumptions and estimates which may not be complete. Throughout the valuation process the valuation committee, our advisor, senior members of management and CBRE Cap aligned the valuation methodologies to be consistent with real estate industry standards and best practices.

Investing in a non-traded real estate investment trust (REIT) is a higher risk, longer term investment and is not suitable for all investors. An investment in the REIT is subject to significant risks. These risks include limited operating history, reliance on the advisor and its affiliates, payment of substantial fees to the advisor and its affiliates, conflicts of interest, use of leverage, cumulative net losses, limited proceeds raised, limited number of investments, lack of portfolio diversification, dilution related to stock distributions, no guarantee of distributions, illiquidity, liquidation at less than the purchase price, and risks associated with the multifamily development real estate sector, as described in the Company’s prospectus, as supplemented, under “Risk Factor.”